Exhibit 99.7
                                                                    ------------

                           FREESCHOLARSHIPS.COM, INC.

                  Form Of Non-Qualified Stock Option Agreement
                  --------------------------------------------


     FreeScholarships.com,  Inc.  (the  "Company")  hereby  grants  as  of
                                         -------
_____________  [ = date of Board grant] to ________________ (the "Employee"), an
                                                                  --------
option  to  purchase  a maximum of _________ shares (the "Option Shares") of its
                                                          -------------
Common Stock at the price of $_________ per share on the following terms and conditions:

     1. The Employee must have signed the Stock Restriction Agreement attached as ExhibitA in order to be eligible to receive the grant of options
              -------
pursuant  to  this  Agreement.

     2.     Grant  Under  Plan.  This  option  is  granted  pursuant  to  and is
            ------------------
governed by the Company's 1999 Stock Option and Incentive Plan (the "Plan") and,
                                                                     ----
unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan.

     3.     Grant as Non-Qualified Stock Option.  This option is a non-statutory
            -----------------------------------
stock  option  and is not intended to qualify as an incentive stock option under
Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code").
                                ----

     4.     Vesting  of  Option  if  Employment  Continues.  If the Employee has
            ----------------------------------------------
remained continuously employed by the Company through the following dates, the Employee may exercise this option for the number of shares of Common Stock set opposite the applicable date:


     On the first anniversary of the date  -                _______ shares
     hereof (25% of total)

     On the last day of each month         -  an additional _______ shares
     thereafter until all options are
     vested (2.08% of total option grant
     each month)


Notwithstanding the foregoing, the Board may, in its discretion, accelerate the date that any installment of this option becomes exercisable. The foregoing rights are cumulative and (subject to Sections 5 or 6 hereof if the Employee ceases to be employed by the Company) may be exercised on or before the date which is ten years from the date this option is granted.

     5.     Termination  of  Employment.
            ---------------------------

     (a)     Termination  Other  Than  for  Cause.  If the Employee ceases to be
             ------------------------------------
employed by the Company, other than by reason of death or disability as defined in Section 6 or termination for Cause as defined in Section 5(c), no further installments of this option shall become exercisable, and this option shall expire (may no longer be exercised) after the passage of three months from the

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                                      - 2 -

Employee's last day of employment, but in no event later than the scheduled expiration date. For purposes hereof, employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service), provided that the period of such leave does not exceed 90 days or, if longer, any period during which the Employee's right to reemployment is guaranteed by statute or by contract. A bona fide leave of absence with the written approval of the Company shall not be considered an interruption of employment for purposes hereof, provided that such written approval contractually obligates the Company to continue the employment of the Employee after the approved period of absence. This option shall not be affected by any change of employment within or among the Company and its Subsidiaries so long as the Employee continuously remains an employee of the Company or any Subsidiary.

     (b)     Termination  for  Cause.  If  the  employment  of  the  Employee is
             -----------------------
terminated for Cause (as defined in Section 5(c)), this option shall expire (may no longer be exercised) upon the Employee's receipt of notice of such termination and shall thereafter not be exercisable to any extent whatsoever.

     (c)     Definition  of  Cause.  "Cause" shall mean conduct involving one or
             ---------------------    -----
more of the following: (i) the substantial and continuing failure of the Employee, after notice thereof, to render services to the Company in accordance with the terms or requirements of his or her employment; (ii) disloyalty, gross negligence, willful misconduct, dishonesty, fraud or breach of fiduciary duty to the Company; (iii) deliberate disregard of the rules or policies of the Company, or breach of an employment or other agreement with the Company, which results in direct or indirect loss, damage or injury to the Company; (iv) the unauthorized disclosure of any trade secret or confidential information of the Company; or (v) the commission of an act which constitutes unfair competition with the Company or which induces any customer or supplier to breach a contract with the Company.

     6.     Death;  Disability.
            ------------------

     (a)     Death.  If  the  Employee  dies while in the employ of the Company,
             -----
this option may be exercised, to the extent otherwise exercisable on the date of his or her death, by the Employee's estate, personal representative or beneficiary to whom this option has been assigned pursuant to Section 11, at any time within 180 days after the date of death, but not later than the scheduled expiration date.

     (b)     Disability.  If  the  Employee ceases to be employed by the Company
             ----------
by reason of his or her disability, this option may be exercised, to the extent otherwise exercisable on the date of cessation employment, at any time within 180 days] after such cessation of employment, but not later than the scheduled expiration date. For purposes hereof, "disability" means "permanent and total
                                          ----------
disability"  as  defined  in  Section  22(e)(3)  of  the  Code.

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                                      - 3 -

     (c)     Effect  of  Termination.  At  the  expiration of the 180-day period
             -----------------------
provided in paragraphs (a) or (b) of this Section 6 or the scheduled expiration date of this option, whichever is the earlier, this option shall expire (may no longer be exercised).

     7.     Partial  Exercise.  This option may be exercised in part at any time
            -----------------
and from time to time within the above limits, except that this option may not be exercised for a fraction of a share.

     8.     Payment  of  Exercise  Price.
            ----------------------------

     (a)     Payment  Options.  The  exercise  price shall be paid by one or any
             ----------------
combination  of  the  following  forms  of  payment:

     (i)     in  cash,  or  by  check  payable  to  the  order  of  the Company;

     (ii) by delivery of shares of Common Stock having a fair market value equal as of the date of exercise to the option price; or

     (iii) if the Common Stock is then traded on a national securities exchange or on the Nasdaq National Market (or successor trading system), delivery of an irrevocable and unconditional undertaking, satisfactory in form and substance to the Company, by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Employee to the Company of a copy of irrevocable and unconditional instructions, satisfactory in form and substance to the Company, to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price.

     In the case of (ii) above, fair market value shall be determined by the Board in its sole discretion or, if the Common Stock is then traded on a national securities exchange or the Nasdaq National Market (or successor trading system) as of the last business day for which such prices or quotes are available prior to the date of exercise and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market (or successor trading system), if the Common Stock is not then traded on a national securities exchange.

     (b)     Limitations  on  Payment  by  Delivery  of  Common  Stock.  If  the
             ---------------------------------------------------------
Employee delivers Common Stock held by the Employee ("Old Stock") to the Company
                                                      ---------
in full or partial payment of the exercise price, and the Old Stock so delivered is subject to restrictions or limitations imposed by agreement between the Employee and the Company, an equivalent number of Option Shares shall be subject to all restrictions and limitations applicable to the Old Stock to the extent that the Employee paid for the Option Shares by delivery of Old Stock, in

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                                      - 4 -

addition to any restrictions or limitations imposed by this Agreement. Notwithstanding the foregoing, the Employee may not pay any part of the exercise price hereof by transferring Common Stock to the Company unless such Common Stock has been owned by the Employee free of any substantial risk of forfeiture for at least six months.

     (c)     Permitted Payment by Recourse Note.  In addition, if this paragraph
             ----------------------------------
is initialed below by the person signing this Agreement on behalf of the Company, the exercise price may be paid by payment in cash or by check payable to the order of the Company of the par value of the shares being purchased plus delivery of the Employee's [three]-year personal full recourse promissory note for the balance of the exercise price, with such note bearing interest payable not less than annually at the applicable Federal rate, as defined in Section 1274(d) of the Code.

                                   __________
                                   (initials)

     9.     Restrictions  on  Resale.
            -------------------------

     (a)     Restrictions.  Option  Shares  may  not  be transferred without the
             ------------
Company's written consent except by will, by the laws of descent and distribution and in accordance with the Stock Restriction Agreement. Option Shares will be of an illiquid nature and will be deemed to be "restricted securities" for purposes of the Securities Act of 1933, as amended, or any successor statute (the "Securities Act"). Accordingly, such shares must be sold
                        --------------
in compliance with the registration requirements of the Securities Act or an exemption therefrom. Each certificate evidencing any of the Option Shares shall bear a legend substantially as follows:

"The shares represented by this certificate are subject to restrictions on transfer and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with and subject to all the terms and conditions of a certain Non-Qualified Stock Option Agreement dated as of [date] and of a certain Stock Restriction Agreement dated June 11, 1999, as it may be amended from time to time, copies of which the Company will furnish to the holder of this certificate upon request and without charge."

     (b)     Termination  of  Restrictions.  The  restrictions  on  transfer
             -----------------------------
contained in the first sentence of Section 9(a) shall expire as to Option Shares on the earliest to occur of (i) the tenth anniversary of the date of this Agreement, (ii) immediately prior to the closing of a public offering of Common Stock by the Company pursuant to an effective registration statement filed under the Securities Act, or (iii) the occurrence of an Acquisition.

     10.     Method  of  Exercising Option.  Subject to the terms and conditions
             -----------------------------
of this Agreement, this option may be exercised by written notice to the Company at its principal executive office, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Option Shares for which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares, and the

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                                      - 5 -

Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Such certificate or certificates shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Employee and if the Employee shall so request in the notice exercising this option, shall be registered in the name of the Employee and another person jointly, with right of survivorship). In the event this option shall be exercised, pursuant to
Section 5 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option.

     11.     Option  Not  Transferable.  This  option  is  not  transferable  or
             -------------------------
assignable except by will or by the laws of descent and distribution. During the Employee's lifetime only the Employee can exercise this option.

     12.     No Obligation to Exercise Option.  The grant and acceptance of this
             --------------------------------
option  imposes  no  obligation  on  the  Employee  to  exercise  it.

     13.     No  Obligation  to  Continue  Employment.  Neither  the  Plan, this
             ----------------------------------------
Agreement, nor the grant of this option imposes any obligation on the Company to continue the Employee in employment.

     14.     Adjustments.  Except  as  is  expressly  provided  in the Plan with
             -----------
respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to such date of exercise.

     15.     Acquisitions.     Notwithstanding the provisions of Section 8(e) of
             ------------
the Plan, upon the occurrence of an Acquisition, if this option is held by an officer of the Company, one-half of this Option shall become immediately exercisable in full immediately prior to the effectiveness of such Acquisition and will terminate, to the extent unexercised, upon the consummation of such Acquisition; provided, however, that the Board, in its sole discretion, may require that the Employee's rights under this section shall be conditioned on approval by shareholders of the Company in accordance with Section 280G(b)(5)(B) of the Code.

     16.     Withholding  Taxes.  If  the  Company  in its discretion determines
             ------------------
that it is obligated to withhold any tax in connection with the exercise of this option, or in connection with the transfer of, or the lapse of restrictions on, any Common Stock or other property acquired pursuant to this option, the Employee hereby agrees that the Company may withhold from the Employee's wages or other remuneration the appropriate amount of tax. At the discretion of the Company, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Employee on exercise of this option. The Employee further agrees that, if the Company does not withhold an amount from the Employee's wages or other remuneration sufficient to satisfy the withholding obligation of the Company, the Employee will make reimbursement on demand, in cash, for the amount underwithheld.

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                                      - 6 -

     17.     Lock-up  Agreement.  The Employee agrees that in connection with an
             ------------------
underwritten public offering of Common Stock, upon the request of the Company or the principal underwriter managing such public offering, the Option Shares may not be sold, offered for sale or otherwise disposed of without the prior written consent of the Company or such underwriter, as the case may be, for at least 180 days after the execution of an underwriting agreement in connection with such offering, or such longer period of time as the Board of Directors may determine if all of the Company's directors and executive officers agree to be similarly bound. The obligations under this Section 20 shall remain effective for all underwritten public offerings with respect to which the Company has filed a registration statement on or before the date two (2) years after the closing of the Company's initial public offering; provided, however, that this Section 20 shall cease to apply to any Option Shares sold to the public pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act in a transaction that complied with the terms of this Agreement.

     18.     Arbitration.  Any dispute, controversy, or claim arising out of, in
             -----------
connection with, or relating to the performance of this Agreement or its termination shall be settled by arbitration in the Commonwealth of Massachusetts, pursuant to the rules then obtaining of the American Arbitration Association. Any award shall be final, binding and conclusive upon the parties and a judgment rendered thereon may be entered in any court having jurisdiction thereof.

     19.     Provision  of Documentation to Employee.  By signing this Agreement
             ---------------------------------------
the Employee acknowledges receipt of a copy of this Agreement and a copy of the Plan.

     20.     Miscellaneous.
             -------------

     (a)     Notices.  All  notices  hereunder  shall be in writing and shall be
             -------
deemed given when sent by certified or registered mail, postage prepaid, return receipt requested, if to the Employee, to the address set forth below or at the address shown on the records of the Company, and if to the Company, to the Company's principal executive offices, attention of the Corporate Secretary.

     (b)     Entire  Agreement;  Modification.  This  Agreement  constitutes the
             --------------------------------
entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

     (c)     Fractional  Shares.     If  this  option  becomes exercisable for a
             ------------------
fraction of a share because of the adjustment provisions contained in the Plan, such fraction shall be rounded down.

     (d)     Issuances  of Securities. Except as expressly provided herein or in
             ------------------------
the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to this option. No adjustments need be made for dividends paid in cash or in property other than securities of the Company.

     (e)     Severability. The invalidity, illegality or unenforceability of any
             ------------
provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

     (f)     Successors  and  Assigns.  This Agreement shall be binding upon and
             ------------------------
inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Section 10 hereof.

     (g)     Governing Law.  This Agreement shall be governed by and interpreted
             -------------
in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the principles of the conflicts of laws thereof.



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                                      - 8 -

     IN WITNESS WHEREOF, the Company and the Employee have caused this instrument to be executed as of the date first above written.


                                      FREESCHOLARSHIPS.COM, INC.

____________________________________  By:__________________________________
Employee                              Name of Officer:
                                      Title:
____________________________________
Print Name of Employee

____________________________________
Street Address

____________________________________
City  State  Zip Code

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